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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):  March 30, 1995
    ------------------------------------------------------------------
                                                      (March 30, 1995)


                       Ames Department Stores, Inc.
          -----------------------------------------------------
          (Exact Name of Registrant As Specified In Its Charter)


                                  Delaware
             ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)


           1-5380                                 04-2269444
    ------------------------          ---------------------------------
    (Commission File Number)          (IRS Employer Identification No.)


     2418 Main Street; Rocky Hill, Connecticut             06067-0801
     ------------------------------------------            -----------
     (Address Of Principal Executive Offices)              (Zip Code)


                              (203) 257-2000
         -------------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)


                              Not Applicable
       -------------------------------------------------------------
       (Former Name Or Former Address, If Changed Since Last Report)









                          Exhibit Index on Page 4

                     Page 1 of 9 (Including Exhibits)

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ITEM 5: OTHER EVENTS


        On March 23, 1995 Ames Department Stores, Inc. (the "Company") publicly released its audited results of operations and balance sheet for the fiscal year ended January 28, 1995 ("fiscal 1994"). Beginning on March 30, 1995, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its financial results for the four (unaudited) and fifty-two weeks ended January 28, 1995 and for the four weeks ended February 25, 1995 (unaudited). These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibits 20-A and 20-B and are incorporated by reference herein.

        Sales for the four weeks ended January 28, 1995 ("fiscal January") were $2.2 million better than the projections contained in the Form 8-K dated May 27, 1994 (the "FY 1994 Plan") primarily due to above-plan sales performances in both apparel and home products. EBITDA (as defined in Exhibit 20-B) for fiscal January was $1.0 million better than FY 1994 Plan primarily reflecting the gain on the sale of an office building in West Hartford, CT and the improvement in sales, partially offset by a lower-than-planned gross margin rate (before a certain year-end reclassification related to vendor allowances as explained below). The gross margin rate prior to the reclassification was below FY 1994 Plan for fiscal January primarily because of higher-than-planned inventory shortage and markdowns.

        In January, certain year-to-date vendor allowances, which had been recorded during the year as an offset to advertising expense, were reclassified to gross margin, resulting in an increase to both gross margin and total expenses. Before the reclassification, gross margin and total expenses for fiscal January were below FY 1994 Plan.

        Sales and EBITDA for fiscal 1994 were, respectively, $31.3 million and $8.4 million less than FY 1994 Plan. EBITDA was $10.4 million greater than last year. The fiscal 1994 unfavorable sales variance against FY 1994 Plan was due primarily to shortfalls in ladies apparel, crafts, and convenience goods. The lower fiscal 1994 gross margin rate was due primarily to higher-than- planned markdowns, particularly in apparel. The unfavorable impact on the fiscal 1994 EBITDA from the lower-than-planned sales and gross margin rate was partially offset by lower-than-planned expenses and higher property gains. Fiscal 1994 store, field and home office expenses were all less than FY 1994 Plan.

        As of January 28, 1995, merchandise inventories were $21.7 million greater than FY 1994 Plan, primarily in apparel categories. The variance was due primarily to special purchases, as well as sales shortfalls in certain merchandise categories. Trade payables were $39.5 million greater than FY 1994 Plan due primarily to improved payment terms. As of January 28, 1995 the Company had no borrowings outstanding under its revolving line of credit. The Company met its 30-day "clean-up" requirements in January and is in compliance with its debt covenants through the quarter ended January 28, 1995.

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        Sales for the four weeks ended February 25, 1995 ("fiscal February")
    were $.3 million better than the projections contained in the Form 8-K dated February 16, 1995 (the "FY 1995 Plan"); however, EBITDA for fiscal February was $.6 million below the FY 1995 Plan due primarily to a lower-than-planned gross margin rate, partially offset by lower expenses. The gross margin rate was below FY 1995 Plan because of higher-than-planned markdowns. Store, field and home office expenses were below FY 1995 Plan in fiscal February.

        As of February 25, 1995, merchandise inventories were $17.3 million below FY 1995 Plan due primarily to the timing of merchandise purchases. Trade payables were $27.7 million above FY 1995 Plan due primarily to improved payment terms. Outstanding borrowings under the Company's revolving line of credit were $43.5 million below FY 1995 Plan due primarily to the above factors.

        The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 28, 1995 to be filed in April, 1995, the Company's Form 10-Q for the first, second and third quarters ended April 30, July 30 and October 29, 1994, respectively, the Company's Form 8-K dated May 27, 1994 and the Company's Form 8-K dated February 16, 1995. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

        Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent certified accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results for February are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit:  20-A      Financial Summary Results for the Four
                            Weeks (Unaudited) and Fifty-Two Weeks Ended
                            January 28, 1995.

        Exhibit:  20-B      Unaudited Financial Summary Results for the
                            Four Weeks Ended February 25, 1995.

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                             INDEX TO EXHIBITS








      Exhibit No.                   Exhibit                         Page No.
      -----------                   -------                         --------


       20-A             Financial Summary Results for the               6
                        Four Weeks (Unaudited) and Fifty-Two
                        Weeks Ended January 28, 1995.


       20-B             Unaudited Financial Summary Results for         8
                        the Four Weeks Ended February 25, 1995.

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                                SIGNATURES




       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                     AMES DEPARTMENT STORES, INC.
                                     --------------------------------
                                          Registrant





Dated:  March 29, 1995                    By: /s/ Joseph R. Ettore
                                         ----------------------------
                                          Joseph R. Ettore
                                          President, Director, and
                                          Chief Executive Officer



Dated:  March 29, 1995                    By: /s/ John F. Burtelow
                                         ----------------------------
                                          John F. Burtelow
                                          Executive Vice President,
                                          Chief Financial Officer



Dated:  March 29, 1995                    By: /s/ William C. Najdecki
                                         ----------------------------
                                          William C. Najdecki
                                          Senior Vice President,
                                          Chief Accounting Officer